EXHIBIT 99.4






                          CERTIFICATE OF DESIGNATION
                                      OF
                        12% CONVERTIBLE PREFERRED STOCK
                                      OF
                          BLOUNT INTERNATIONAL, INC.
                                 -------------

              Pursuant to Section 151 of the General Corporation
                         Law of the State of Delaware

                                 -------------

          BLOUNT INTERNATIONAL, INC., a corporation organized and existing under the General Corporation Law of the State of Delaware (the "Corporation"), does hereby certify that pursuant to the authority contained in its Certificate of Incorporation (the "Certificate of Incorporation") and in accordance with the provisions of Section 151 of the General Corporation Law of the State of Delaware, on [ ] the Board of Directors of the Corporation (the "Board") duly approved and adopted the following resolution which resolution remains in full force and effect on the date hereof:

          RESOLVED, that pursuant to the authority vested in the Board by its Certificate of Incorporation, the Board does hereby designate, create, authorize and provide for the issue of 20,000 shares of 12% Convertible Preferred Stock, par value $0.01 per share (the "12% Convertible Preferred Stock"), with a liquidation preference of $1,000 per share (the "Liquidation Preference") having the following voting powers, preferences and relative, anticipating, optional and other special rights, and qualifications, limitations and restrictions hereof as follows:

          SECTION 1. Rank

          The shares of 12% Convertible Preferred Stock will, with respect to dividend rights and rights of winding up and liquidation, rank (i) prior to the common stock, par value $.01 ("Common Stock") of the Corporation, and (ii) on a parity with each class of stock of the Corporation designated as a "preferred stock" or similar stock, unless the terms thereof provide that such stock is junior to the 12% Convertible Preferred Stock, in which case such stock shall be junior to the 12% Convertible Preferred Stock.

          SECTION 2. Dividends

          (a) Generally. The holders of record of the shares of 12% Convertible Preferred Stock (the "Holders") shall be entitled to receive, when, as and if declared by the Board out of funds legally available therefor, dividends from the date hereof accruing


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          at the rate per share of 12% per annum, payable quarterly on March
15, June 15, September 15 and December 15 of each year (each a "Dividend Payment Date"). The first dividend payment shall be made on the first Dividend Payment Date after the issuance of the 12% Convertible Preferred Stock. Dividends shall be calculated on the basis of a 360-day year of twelve 30-day months. Dividends shall be cumulative and shall accrue on a daily basis and shall compound at the existing interest rate of 12% per annum if not paid on the relevant Dividend Payment Date. Cash dividends on the 12% Convertible Preferred Stock shall not be payable prior to the fifth anniversary of the date hereof. Prior to such fifth anniversary, dividends shall be payable in-kind with additional shares of 12% Convertible Preferred Stock. On and after March 2, 2006, at each Dividend Payment Date, the Corporation may make dividend payments in (i) cash, (ii) by delivery of shares of 12% Convertible Preferred Stock or (iii) through any combination of the foregoing. Dividend payments shall be made to the Holder at the address specified by the Holder to the Corporation.

          (b) Accrual of Dividends; Accrual in Respect of Late Payments. Dividends on the Convertible Preferred Stock shall accrue whether or not the Corporation has earnings or profits, whether or not there are funds legally available for the payment of such dividends and whether or not dividends are declared. Dividends will accumulate to the extent they are not paid on the applicable Dividend Payment Date for the quarter to which they relate. Accumulated unpaid dividends ("Accrued Dividends") will accrue and accumulate additional dividends at the rate of 12% per annum (compounding quarterly) from the applicable Dividend Payment Date to the date of payment thereof in accordance with the terms hereof. Accrued Dividends, if any, may be paid on such dates as determined by the Board. The Corporation shall take all actions required or permitted under Delaware law to permit the payment of dividends on the 12% Convertible Preferred Stock.

          (c) Accrual of Dividends in respect of Preferred Equivalent Securities. Holders of the Corporation's 12% Convertible Preferred Equivalent Securities (the "Securities") are entitled to convert such Securities into 12% Convertible Preferred Stock in accordance with the terms thereof. Accrued and unpaid interest in respect of each $1,000 aggregate principal amount of Securities at the time of any such conversion shall become upon such conversion Accrued Dividends in respect of the shares of 12% Convertible Preferred Stock into which such amount of Securities have been converted.

          (d) Dividends with respect to Common Stock. In the event that the Corporation pays a dividend on its Common Stock, each Holder of 12% Convertible Preferred Stock will be entitled to receive the dividend that he would have received if he had converted the 12% Convertible Preferred Stock into Common Stock immediately prior to such payment of dividends by the Corporation.


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          SECTION 3. Distributions Upon Liquidation, Dissolution or Winding
Up.

          Upon a liquidation, dissolution, or winding up of the Corporation (whether voluntary or involuntary, and including any merger, liquidation or sale of all or substantially all of the assets of the Corporation) (a "Liquidation Event"), after the payment in full of the outstanding debt obligations of the Corporation, Holders of the 12% Convertible Preferred Stock, prior to any payment to the holders of the Common Stock, shall be entitled to payment out of the assets of the Corporation available for distribution of an amount equal to the greater of: (i) the Aggregate Liquidation Preference (as defined below); or (ii) the amount that the Holders would be entitled to receive in such Liquidation Event in respect of the shares of Common Stock into which the 12% Convertible Preferred Stock is then convertible.

          SECTION 4. Voting Rights.

          In addition to any voting rights provided elsewhere herein, and any voting rights provided by law, the Holders of 12% Convertible Preferred Stock shall have the following voting rights:

          So long as any shares of 12% Convertible Preferred Stock are outstanding, each share of 12% Convertible Preferred Stock shall entitle the Holder thereof to vote on all matters voted on by holders of the Common Stock into which such shares of 12% Convertible Preferred Stock are convertible, voting together as a single class with the other shares of Common Stock entitled to vote, on all matters submitted to a vote of the stockholders of the Corporation. With respect to any such vote, each share of 12% Convertible Preferred Stock shall entitle the Holder thereof to cast the number of votes equal to the number of votes which could be cast in such vote by a holder of the shares of Common Stock into which such share of 12% Convertible Preferred Stock is convertible on the record date for such vote or, if no such record date is established, on the date any written consent of stockholders is solicited.

          SECTION 5. Conversion Rights.

          (a) Each Holder of shares of 12% Convertible Preferred Stock shall have the right, at such Holder's option, to convert all or any portion of its shares of 12% Convertible Preferred Stock into shares of Common Stock, which would have the same liquidation, voting and other rights as the outstanding shares of Common Stock, at any time, in whole or in part, into a number of shares of Common Stock equal to the quotient of: (i) the Aggregate Liquidation Preference (together with all accrued and unpaid dividends thereon) of the 12% Convertible Preferred Stock being converted; divided by


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(ii) a conversion price (the "Conversion Price") equal to $15.00 per share of
Common Stock.

          (b) The right of conversion attaching to any share of 12% Convertible Preferred Stock may be exercised by the Holder thereof by delivering the share of 12% Convertible Preferred Stock to be converted to the Corporation, at its principal office or at such office or agency maintained by the Corporation for that purpose, accompanied by a duly signed and completed notice of conversion in form reasonably satisfactory to the Corporation. The "Conversion Date" will be the date on which the share of 12% Convertible Preferred Stock and the duly signed and completed notice of conversion are so delivered. As promptly as practicable on or after the Conversion Date, the Corporation shall issue and deliver to its transfer agent (the "Transfer Agent") (i) a certificate or certificates for the number of full shares of Common Stock issuable upon conversion, with any fractional shares, with a payment in cash, determined as provided below, in lieu of any fraction of a share and (ii) if less than the full number of shares of 12% Convertible Preferred Stock evidenced by the surrendered certificate or certificates are being converted, a new certificate or certificates, of like tenor, for the number of shares evidenced by such surrendered certificate or certificates less the number of shares to be converted. Such certificate or certificates shall be delivered by the Transfer Agent to the appropriate Holder on a book-entry basis or by mailing certificates evidencing the additional shares to the Holders at their respective addresses set forth in the register of Holders maintained by the Corporation. All shares of Common Stock issuable upon conversion of the 12% Convertible Preferred Stock shall be fully paid and nonassessable and shall rank pari passu with the other shares of Common Stock outstanding from time to time. Any 12% Convertible Preferred Stock surrendered for conversion during the period from the close of business on any Record Date (as defined below) to the opening of business on the next succeeding Dividend Payment Date must be accompanied by payment of an amount equal to the dividends payable on such Dividend Payment Date on the 12% Convertible Preferred Stock being surrendered for conversion. No other payment or adjustment for dividends, or for any dividends in respect of shares of Common Stock, will be made upon conversion. Holders of Common Stock issued upon conversion will not be entitled to receive any dividends payable to holders of Common Stock as of any record time before the close of business on the Conversion Date.

          (c) The Corporation shall not issue a fractional share of Common Stock upon conversion of 12% Convertible Preferred Stock. Instead, the Corporation shall deliver a check for an amount equal to the applicable fraction of a share multiplied by the Current Market Price (as defined below) calculated as of the close of business on the Conversion Date, rounded to the nearest cent.

          (d) A Holder delivering 12% Convertible Preferred Stock for conversion will not be required to pay any taxes or duties in respect of the issue or delivery of Common Stock on conversion but will be required to pay any tax or duty that may be


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payable in respect of any transfer involved in the issue or delivery of the shares of Common Stock in a name other than that of the Holder of the 12% Convertible Preferred Stock. Certificates representing shares of Common Stock will not be issued or delivered unless all taxes and duties, if any, payable by the Holder have been paid.

          (e) The Corporation has reserved and shall continue to reserve out of its authorized but unissued Common Stock or its Common Stock held in treasury sufficient shares of Common Stock to permit the conversion of all outstanding shares of 12% Convertible Preferred Stock in full. All shares of Common Stock that may be issued upon conversion of 12% Convertible Preferred Stock shall be fully paid and nonassessable and free of preemptive or similar rights. The Corporation shall take all commercially reasonable steps to comply with all securities laws regulating the offer and delivery of shares of Common Stock upon conversion of 12% Convertible Preferred Stock and shall take all commercially reasonable steps to list such shares on each national securities exchange or the Nasdaq National Market on which the Common Stock is listed or admitted for trading, if any.

          (f) If the Corporation:

          (i) pays a dividend (or makes a distribution) on its Common Stock in shares of its Common Stock;

          (ii) subdivides its outstanding shares of Common Stock into a greater number of shares;

          (iii) combines its outstanding shares of Common Stock into a smaller number of shares;

          (iv) makes a distribution on its Common Stock in shares of its Capital Stock (as defined below) other than Common Stock; or

          (v) issues any shares of its Capital Stock by reclassification of its Common Stock;

the Conversion Price in effect immediately prior to such action shall be adjusted so that the Holder of each share of 12% Convertible Preferred Stock thereafter converted may receive the number of shares of Common Stock that he would have owned immediately following such action if he had converted 12% Convertible Preferred Stock immediately prior to such action. The adjustment shall become effective immediately after the Record Date in the case of a dividend or distribution and immediately after the effective date in the case of a subdivision, combination or reclassification. Such adjustment shall be made successively whenever any event listed above shall occur. If, after an adjustment referred to in clauses (f)(i) through (v) above, a Holder of 12% Convertible Preferred Stock upon


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conversion of it may receive shares of two or more classes of Capital Stock of the Corporation, then the Conversion Price shall be split into two or more components, as the case may be, and the Conversion Price of each class of Capital Stock shall thereafter be subject to adjustment on terms comparable to those applicable to Common Stock in this Section 5(f).

          (g) If the Corporation distributes any Rights (as defined below) to all or substantially all holders of its Common Stock entitling them to subscribe for or purchase shares of Common Stock at a price per share that is less than the Current Market Price per share of Common Stock on the record date of distribution of such Rights, the Conversion Price shall be adjusted in accordance with the formula:

                   C' = C x ((O + ((N x P) / M)) / (O + N))

where:

C'   =    the adjusted Conversion Price.

C    =    the Conversion Price as of the applicable record date.

O    =    the number of shares of Common Stock outstanding on the record date.

N    =    the number of additional shares of Common Stock offered (or into which the Rights so offered are convertible or exercisable).

P    =    the offering price per share of the additional shares of Common
          Stock (or the conversion price per share of the Rights so offered).

M    =    the Current Market Price per share of Common Stock on the record date.

The adjustment shall be made successively whenever any such Rights are issued and shall become effective immediately after the record date for the determination of stockholders entitled to receive such Rights. If at the end of the period during which such Rights are exercisable, not all Rights shall have been exercised, the Conversion Price shall be immediately readjusted to what it would have been if "N" in the above formula had been the number of shares actually issued. For the purposes of this paragraph (g), the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Corporation but shall include shares issuable in respect of scrip certificates issued in lieu of fractions of shares of Common Stock.

          (h) If the Corporation distributes to all or substantially all holders of shares of its Common Stock (i) any evidence of indebtedness or other securities (other than shares of Common Stock) of the Corporation or any Subsidiary (as defined below) of


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the Corporation, (ii) any other assets (including securities, but excluding cash and those dividends, Rights and distributions referred to above in this
Section 5) or (iii) Rights to subscribe for or purchase any of its securities (excluding those referred to above in Section 5(g)), the Conversion Price shall be adjusted in accordance with the formula:

                            C' = C x ((M - F) / M)

where:

C'   =    the adjusted Conversion Price.

C    =    the Conversion Price as of the applicable record date.

M    =    the Current Market Price per share of Common Stock as of the applicable record date.

F    =    the fair market value on the record date of the Capital Stock, indebtedness, other securities or other assets distributed per share of Common Stock, or of such Rights applicable to one share of Common Stock (determined on the basis of the number of shares of Common Stock outstanding on the record date).

The adjustment shall be made successively whenever any such distribution is made and shall become effective immediately after the record date for the determination of stockholders entitled to receive the distribution.

          (i) If the Corporation issues shares of Common Stock to all or substantially all holders of shares of Common Stock for a consideration per share less than the Current Market Price per share on the date the Corporation issues such additional shares, the Conversion Price shall be adjusted in accordance with the formula:

                          C' = C x ((O + (P/M)) / A)

where:

C'   =    the adjusted Conversion Price.

C    =    the Conversion Price as of the applicable record date.

O    =    the number of shares of Common Stock outstanding immediately prior to the issuance of such additional shares.


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P    =    the aggregate consideration received for the issuance of such additional shares.

M    =    the Current Market Price per share on the date of issuance of such additional shares.

A    =    the number of shares Common Stock outstanding immediately after the issuance of such additional shares.

The adjustment shall be made successively whenever any such issuance is made, and shall become effective immediately after such issuance. This Section 5(i) does not apply to any transaction or issuance described in Section 5(g) or 5(h) above or Section 5(j) or 5(k) below. For the purpose of this paragraph
(i), the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Corporation but shall include shares issuable in respect of scrip certificates issued in lieu of fractions of shares of Common Stock.

          (j) If the Corporation issues any securities convertible into or exchangeable for Common Stock (other than 12% Convertible Preferred Stock or securities issued in transactions described in Sections 5(g), (h) or (i)) to all or substantially all holders of shares of Common Stock and for a consideration per share of Common Stock initially deliverable upon conversion, exchange or exercise of such securities that is less than the Current Market Price per share on the date of issuance of such securities, the Conversion Price shall be adjusted in accordance with the formula:

                        C' = C x (( O + (P/M))/(O + D))

where:

C'   =    the adjusted Conversion Price.

C    =    the then current Conversion Price.

O    =    the number of shares of Common Stock outstanding immediately prior to the issuance of such securities.

P    =     the aggregate consideration received for the issuance of such securities plus the aggregate consideration receivable upon exercise of all such securities.

M    =     the Current Market Price per share of Common Stock on the date of issuance of such securities.


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D         the maximum number of shares deliverable upon conversion or in exchange for or upon exercise of such securities at the initial conversion, exchange or exercise rate.

          The adjustment shall be made successively whenever any such issuance is made, and shall become effective immediately after such issuance. If all of the Common Stock deliverable upon conversion, exchange or exercise of such securities has not been issued when such securities are no longer outstanding, then the Conversion Price shall promptly be readjusted to the Conversion Price that would then be in effect had the adjustment upon the issuance of such securities been made on the basis of the actual number of shares of Common Stock issued upon conversion, exchange or exercise of such securities. For the purpose of this paragraph (j), the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Corporation but shall include shares issuable in respect of scrip certificates issued in lieu of fractions of shares of Common Stock.

          (k) In addition, in the event that any other transaction or event occurs as to which the foregoing conversion price adjustment provisions are not strictly applicable but the failure to make any adjustment would adversely affect the conversion rights represented by the 12% Convertible Preferred Stock in accordance with the essential intent and principles of such provisions, then, in each such case, either (i) the Corporation shall appoint an investment banking firm of recognized national standing, or any other financial expert that does not (or whose directors, officers, employees, affiliates or stockholders do not) have a direct or material indirect financial interest in the Corporation or any of its Subsidiaries, who has not been, and, at the time it is called upon to give independent financial advice to the Corporation, is not (and none of its directors, officers, employees, affiliates or stockholders are) a promoter, director or officer of the Corporation or any of its Subsidiaries, which will give their opinion upon or
(ii) the Board shall determine, consistent with the Board's fiduciary duties to the Corporation's stockholders, the adjustment, if any, on a basis consistent with the essential intent and principles established in the foregoing conversion price adjustment provisions, necessary to preserve, without dilution, the conversion rights represented by the 12% Convertible Preferred Stock. Upon receipt of such opinion or determination, the Corporation shall promptly mail a copy thereof to the Holders of the 12% Convertible Preferred Stock and will make the adjustments described therein.

          (l) For purposes of any computation respecting consideration received pursuant to a transaction described or contemplated by this Section 5, the following shall apply:

          (i) in the case of the issuance of shares of Common Stock for cash, the consideration shall be the amount of such cash, provided that in no case shall any deduction be made for any commissions, discounts or other expenses incurred by


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     the Corporation for any underwriting of the issue or otherwise in connection therewith;

          (ii) in the case of the issuance of shares of Common Stock for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair market value thereof (irrespective of the accounting treatment thereof);

          (iii) whenever this Certificate of Designation calls for the determination of "fair market value," such fair market value shall be determined in good faith by the Board and as evidenced by a written resolution thereof; and

          (iv) in the case of the issuance of Rights, the aggregate consideration received therefor shall be deemed to be the consideration received by the Corporation for the issuance of such Rights plus the additional consideration, if any, to be received by the Corporation upon the conversion or exchange or exercise thereof (the consideration in each case to be determined in the same manner as provided in this Section 5(l)).

          (m) No adjustment in the Conversion Price will be required unless the cumulative adjustments would require an increase or decrease of at least 1% in the Conversion Price. Any adjustments that are not made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 5 shall be made to the nearest one hundredth of a cent or to the nearest 1/1000th of a share, as the case may be.

          (n) No adjustment in the Conversion Price will be required under this Section 5 for (i) issuances of Common Stock or Rights to Persons (as defined below) who are not Affiliates of the Corporation as consideration for the acquisition of stock or assets to be used in the principal business of the Corporation or any ancillary or related business; (ii) rights to purchase Common Stock pursuant to a plan for reinvestment of dividends or interest;
(iii) any change in the par value or no par value of the Common Stock, and in no event shall any adjustment be made under this Section 5 that would reduce the Conversion Price below the par value of the Common Stock; (iv) Common Stock issued to the Corporation's employees under bona fide employee benefit plans adopted by the Board; (v) Common Stock issued to acquire, or in the acquisition of, all or any portion of a business as a going concern, in an arm's-length transaction between the Corporation and an unaffiliated third party, whether such acquisition shall be effected by purchase of assets, exchange of securities, merger, consolidation or otherwise; (vi) Common Stock issued in a bona fide public offering pursuant to a firm commitment underwriting; or (vii) the conversion of 12% Convertible Preferred Stock or the conversion, exchange or exercise of securities issued in transactions that were subject to Sections 5(g), 5(h) or 5(j) above. If an adjustment is made to the Conversion Price upon


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the establishment of a record date for a distribution subject to Sections
5(g), 5(h), 5(i), or 5(j) above and if such distribution is subsequently canceled, the Conversion Price then in effect shall be readjusted, effective as of the date when the Board determines to cancel such distribution, to the Conversion Price that would have been in effect if such record date had not been fixed. No adjustment in the Conversion Price need be made under Section 5 above if the Corporation issues or distributes to each Holder of 12% Convertible Preferred Stock the shares of Common Stock, evidences of indebtedness, assets or Rights referred to in this Section that each Holder would have been entitled to receive had the 12% Convertible Preferred Stock been converted into Common Stock prior to the happening of such event or the record date with respect thereto.

          No adjustment need be made for a transaction referred to in Sections 5(f), (g), (h), (i) and (j) hereof, if 12% Convertible Preferred Stock Holders are to participate in the transaction on a basis and with notice that the Board determines to be fair and appropriate in light of the basis and notice on which holders of Common Stock participate in the transaction.

          To the extent the 12% Convertible Preferred Stock becomes convertible into cash, no adjustment needs to be made thereafter as to the cash. Interest will not accrue on the cash.

          (o) If the Corporation consolidates or merges with or into, or transfers or leases all or substantially all its assets to, any Person, upon consummation of such transaction the 12% Convertible Preferred Stock shall automatically become convertible for the kind and amount of securities, cash, or other assets which the Holder of the 12% Convertible Preferred Stock would have owned immediately after the consolidation, merger, transfer or lease if the Holder had converted the 12% Convertible Preferred Stock immediately before the effective time of the transaction. Concurrently with the consummation of such transaction, the Corporation formed by or surviving any such consolidation or merger if other than the Corporation, or the Person to which such sale or conveyance shall have been made, shall adopt an amended Certificate of Designation so providing and further providing for adjustments which shall be as nearly equivalent as may be practical to the adjustments provided for in this Section. The successor Corporation shall mail to 12% Convertible Preferred Stock Holders a notice describing the amended Certificate of Designation. If this subsection (o) applies, other subsections of this Section 5 do not apply.

          (p) The Corporation shall provide to Holders of 12% Convertible Preferred Stock reasonable notice of any event that would result in an adjustment to the Conversion Price pursuant to any of the adjustments in this
Section 5 so as to permit the Holders to effect a conversion of shares of 12% Convertible Preferred Stock into shares of Common Stock prior to the occurrence of such event.


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          (q) If:

          (i) the Corporation takes any action which would require an adjustment in the Conversion Price pursuant to Section 5(g) or 5(h) above, or clause (iv) of Section 5(f) above;

          (ii) the Corporation consolidates or merges with, or transfers all or substantially all of its assets to, another corporation, and stockholders of the Corporation must approve the transaction; or

          (iii) there is a dissolution or liquidation of the Corporation;

a Holder of 12% Convertible Preferred Stock may want to convert such stock into shares of Common Stock prior to the record date for or the effective date of the transaction so that he may receive the rights, warrants, securities or assets which a holder of shares of Common Stock on that date may receive. Therefore, the Corporation shall mail to such holders, first class, postage prepaid, a notice stating the proposed record or effective date, as the case may be. The Corporation shall mail the notice at least ten days before such date. Failure to mail the notice or any defect in it shall not affect the validity of any transaction referred to in clause (i), (ii) or (iii) of this
Section 5(q).

          (r) In any case in which this Section 5 shall require that an adjustment in the Conversion Price as a result of any event which becomes effective as of a record date for a specified event, the Corporation may elect to defer until after the occurrence of such event (i) the issuance to the Holder of any shares of 12% Convertible Preferred Stock converted after such record date and before the occurrence of such event of the additional shares of Common Stock or other Capital Stock of the Corporation issuable upon such conversion over and above the shares of Common Stock or other Capital Stock of the Corporation issuable on the basis of the Conversion Price in effect immediately prior to adjustment and (ii) a check in lieu of any fractional shares of Common Stock as provided in Section 5(c) above; provided that the Corporation shall deliver to such Holder an appropriate instrument evidencing such Holder's right to receive such additional shares of Common Stock, other Capital Stock and cash upon the occurrence of the event requiring such adjustment.

          (s) Whenever the Corporation or its Board shall be required to make a determination under this Section 5, such determination shall be made in good faith and may be challenged in good faith by the Holders of a majority of the outstanding shares of 12% Convertible Preferred Stock (with shares held by the Corporation or any of its Subsidiaries not being considered to be outstanding for this purpose), and any dispute shall be resolved by an investment banking firm of recognized national standing selected by the Corporation and acceptable to such Holders of 12% Convertible Preferred Stock. If such investment banking firm resolves that the adjustment should have been more


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                                                                            13

favorable to the Holders, the Corporation shall bear the costs of such firm and if such investment banking firm resolves that such determination was correct or should have been less favorable to the Holders, the Holders challenging such determination shall bear the costs of such firm.

          (t) All shares of 12% Convertible Preferred Stock converted pursuant to this Section 5 shall be automatically retired, shall not be reissued as shares of 12% Convertible Preferred Stock and shall be restored to the status of authorized and unissued shares of preferred stock, without designation as to series and may thereafter be reissued as shares of any series preferred stock other than 12% Convertible Preferred Stock.

          (u) Except as specifically set forth in this Section 5, none of the adjustments described in this Section 5 shall duplicate adjustments previously made or made simultaneously pursuant to other subsections of this Section 5, or otherwise double count any transaction.

          SECTION 6. Redemption, Mandatory Conversion.

          (a) Scheduled Redemption. The Corporation shall redeem all of outstanding shares of 12% Convertible Preferred Stock on March 2, 2013, at the redemption price of 100.00% of the Liquidation Preference thereof, together with an amount equal to accrued and unpaid dividends to the date of redemption.

          (b) Optional Redemption. The Corporation may, at its sole option, at any time redeem the 12% Convertible Preferred Stock, in whole or in part, on five days' prior written notice to the Holder hereof, at a redemption price equal to the percentage of the liquidation preference set forth below plus accrued and unpaid dividends, if any, to the date of the redemption, if prepaid in the 12-month period ending on March 2, of the following years:

            YEAR                          PERCENTAGE
            ----                          ----------
            2002                           106.0 %
            2003                            104.8%
            2004                            103.6%
            2005                            102.4%
            2006                            101.2%
     2007 and thereafter                     100%

          (c) Mandatory Conversion. Following the third anniversary of the date hereof, if the Closing Price (as defined below) of Common Stock has exceeded 200% of the Conversion Price for at least 30 consecutive Trading Days, the Corporation shall have the right, at the Corporation's option, to require the Holders of all of the outstanding shares of 12% Convertible Preferred Stock to be converted into fully paid and nonassessable shares of Common Stock at the then effective Conversion Price ("Mandatory Conversion"). Upon the election of the Corporation to undertake such Mandatory Conversion, such Mandatory Conversion shall occur automatically, without further action, upon delivery of the Corporation's notice of such election to the Transfer Agent for the 12% Convertible Preferred Stock.

          SECTION 7. Transfer, Exchange and Replacement of 12% Convertible Preferred Stock and Registration of Transfers and Exchanges.

          (a) Ownership of 12% Convertible Preferred Stock. The Corporation may deem and treat the Person in whose name the 12% Convertible Preferred Stock is registered as the Holder and owner hereof (notwithstanding any notations of ownership or writing hereon made by any Person other than the Corporation) for all purposes and shall not be affected by any notice to the contrary, until presentation of the 12% Convertible Preferred Stock for registration of transfer as provided in this Section 7.

          (b) Registration of Transfers and Exchanges. The Corporation agrees to maintain with the Transfer Agent books for the registration of transfers of the 12% Convertible Preferred Stock and all rights hereunder shall be registered, in whole or in part, on such books, upon surrender of 12% Convertible Preferred Stock to the Transfer Agent, together with a written assignment of the 12% Convertible Preferred Stock duly executed by the Holder or his duly authorized agent or attorney, with (unless the Holder is the original Holder or another institutional investor) signatures guaranteed by a bank or trust company or a broker or dealer registered with the NASD (as defined below), and funds sufficient to pay any transfer taxes payable upon such transfer. Upon surrender the Corporation shall execute and deliver new shares of 12% Convertible Preferred Stock in the name of the assignee or assignees and in the denominations specified in the instrument of assignment, and the prior shares of 12% Convertible Preferred Stock shall promptly be canceled. The Holder agrees that prior to any proposed transfer of 12% Convertible Preferred Stock, if such transfer is not made pursuant to an effective registration statement under the Securities Act of 1933 (the "Securities Act"), the Holder will, if requested by the Corporation, deliver to the Corporation:

          (1) an investment covenant reasonably satisfactory to the Corporation signed by the proposed transferee;

          (2) an agreement by such transferee to the impression of the restrictive investment legend set forth on the certificate of 12% Convertible Preferred Stock;

          (3) an agreement by such transferee that the Corporation may place a notation in the stock books of the Corporation or a "stop transfer order" with any transfer agent or registrar with respect to the shares of Common Stock into which the 12% Convertible Preferred Stock is convertible; and

          (4) an agreement by such transferee to be bound by the provisions of this Section 7(b) relating to the transfer of such 12% Convertible Preferred Stock.

          (c) Loss, Theft, Destruction of Certificates of 12% Convertible Preferred Stock. Upon receipt of evidence satisfactory to the Corporation of the loss, theft, destruction or mutilation of any certificate of 12% Convertible Preferred Stock and, in the case of any such loss, theft or destruction, upon receipt of indemnity or security satisfactory to the Corporation, or, in the case of any such mutilation, upon surrender and cancellation of such certificate of 12% Convertible Preferred Stock, the Corporation will make and deliver, in lieu of such lost, stolen, destroyed or mutilated certificate, a new certificate of 12% Convertible Preferred Stock of like tenor and representing the right to convert into the same amount of shares of Common Stock.

          Every replacement certificate of 12% Convertible Preferred Stock is an additional obligation of the Corporation and shall be entitled to all of the benefits of the terms and provisions set forth hereunder.

          SECTION 8. Amendments and Waivers.

          With the written consent of the majority of the Holders of the 12% Convertible Preferred Stock, any covenant, agreement or condition contained herein may be waived (either generally or in a particular instance and either retroactively or prospectively), or a majority of the Holders and the Corporation may from time to time enter into agreements for the purpose of amending any covenant, agreement or condition of the 12% Convertible Preferred Stock or changing in any manner the rights of the Holder of the 12% Convertible Preferred Stock ; provided, however that no such agreement or waiver shall (i) reduce the Liquidation Preference of any 12% Convertible Preferred Stock or reduce the amount of dividends owed thereon, without the written consent of each Holder affected thereby, (ii) postpone the mandatory redemption of any 12% Convertible Preferred Stock or any date for the payment of any dividends payable hereunder, without the written consent of each Holder affected thereby, or (iii) change any of the provisions of this Section specifying the number or percentage of Holders required to waive, amend or modify any rights hereunder or make any determination or grant any consent hereunder, without the written consent of each Holder. Any such amendment or waiver shall be binding upon future Holders of the 12% Convertible Preferred Stock and upon the Corporation. Upon the request of the Corporation, the Holders shall submit the certificate of the 12% Convertible Preferred Stock held by it to the Corporation so that such certificate be marked to indicate such amendment or waiver, and the certificate of the 12% Convertible Preferred Stock issued thereafter shall bear a similar notation referring to any such amendment or continuing waiver.

          SECTION 9. Events of Noncompliance.

          (a) An "Event of Noncompliance" occurs if: (i) noncompliance shall be made in the payment of the cash dividends on the 12% Convertible Preferred Stock, when and as the same shall become due and payable, whether at the due date thereof or otherwise and, with respect to the payment of cash dividends on the 12% Convertible Preferred Stock, such noncompliance shall continue unremedied for 10 days, or (ii) failure by the Corporation to comply for 60 days after written notice of any other term or provision set forth herein.

          (b) If an Event of Noncompliance occurs, the dividend rate then payable to the Holder shall be increased by 2% per annum; provided that the dividend rate payable under the 12% Convertible Preferred Stock shall not exceed 14% per annum.

          SECTION 10. Definitions.

          The following terms, as used in this Certificate of Designation, have the following respective meanings:

          "Affiliate" means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For purposes of this definition, "control" (including, with correlative meanings, the terms "controlling," "controlled by" and "under common control with"), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by agreement or otherwise.

          "Aggregate Liquidation Preference" means $20,000,000, plus all accrued and unpaid dividends on the 12% Convertible Preferred Stock.

          "Capital Stock" means (i) in the case of a corporation, corporate stock, (ii) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of corporate stock, (iii) in the case of a partnership, partnership interests (whether general or limited) and (iv) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person.

          "Current Market Price" means, with respect to any particular security on any date of determination, the average over the 10 Trading Days ending on the date immediately preceding the date of such determination of the last reported sale price, or, if no such sale takes place on any such day, the closing bid price, in either case as reported for consolidated transactions on the principal national securities exchange (including the Nasdaq National Market) on which such security is listed or admitted for trading; provided, however, that if any event (other than an event set forth in Section 5(q)) that results in an adjustment of the Conversion Rate occurs during the period beginning on the first day of such 10-day period and ending on the date immediately preceding the date of determination, the Current Market Price as determined pursuant to the foregoing will be appropriately adjusted as necessary to reflect the occurrence of such event or, if such security is not listed on any exchange or admitted for trading on the Nasdaq Stock Market, the Current Market Price of such security shall be the last reported bid price for such security on the date preceding the date of such determination provided by a New York Stock Exchange member firm designated by the Corporation or, if no such member firm can provide such a bid price, as determined in good faith by a majority of the independent directors of the Corporation.

          "NASD" means the National Association of Securities Dealers, Inc.

          "Person" means any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or agency or political subdivision thereof (including any subdivision or ongoing business of any such entity or substantially all of the assets of any such entity, subdivision or business).

          "Record Date" means the immediately preceding March 1, June 1, September 1 and December 1 from their respective Dividend Payment Dates on which the Holder is the Holder of record of 12% Convertible Preferred Stock.

          "Rights" means securities, rights, options or warrants entitling a holder thereof to subscribe for or purchase any shares of Common Stock or any securities convertible or exchangeable into Common Stock of the Corporation.

          "Subsidiary" shall mean with respect to any person, (i) any corporation, association or other business entity of which more than 50% of the total voting power of shares of Voting Stock thereof is at the time owned or controlled, directly or indirectly, by such person or one or more of the other Subsidiaries of that person (or a combination thereof) and (ii) any partnership (a) the sole general partner or the managing general partner of which is such person or a Subsidiary of such person or (b) the only general partners of which are such person or of one or more Subsidiaries of such person (or any combination thereof).

          "Trading Day" means each Monday, Tuesday, Wednesday, Thursday and Friday, other than any day which securities are not traded on the applicable securities exchange or in the applicable securities market.

          "Voting Stock" means with respect to any Specified Person, Capital Stock with voting power, under ordinary circumstances and without regard to the occurrence of any contingency, to elect the directors or other managers or trustees os such Person.

          SECTION 11. Severability of Provisions.

          Whenever possible, each provision hereof shall be interpreted in a manner as to be effective and valid under applicable law, but if any provision hereof is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating or otherwise adversely affecting the remaining provisions hereof. If a court of competent jurisdiction should determine that a provision hereof would be valid or enforceable if a period of time were extended or shortened or a particular percentage were increased or decreased, then such court may make such change as shall be necessary to render the provision in question effective and valid under applicable law.

          SECTION 12. Form of Common Stock Issuable.

          The shares of 12% Convertible Preferred Stock were initially issued in an transaction exempt from the registration requirements of the Securities Act of 1933 and are subject to transfer restrictions. The shares of Common Stock issuable upon conversion thereof will bear a legend to the following effect, unless the Corporation determines otherwise in compliance with applicable law:

          "THE SECURITY REPRESENTED BY THIS INSTRUMENT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THIS SECURITY CANNOT BE SOLD OR OTHERWISE TRANSFERRED UNLESS THIS SECURITY IS REGISTERED UNDER THE SECURITIES ACT OF 1933 OR AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE."

          IN WITNESS WHEREOF, Blount International, Inc. has caused this
Certificate of Designation to be signed by                , its Chief Executive
Officer, and                      , its Secretary, as of this   th day of
[          ], 2001.

                                        BLOUNT INTERNATIONAL, INC.,

                                          By
                                             ----------------------------------
                                             Name:
                                             Title:



Attest:

  By
     --------------------------------
     Name:
     Title: